UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2010
Famous Dave’s of America, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

(Address of principal executive offices)		(Zip Code)

	12701 Whitewater Drive, Suite 200, Minnetonka, MN	55343
	(952) 294-1300
	(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The registrant held its annual meeting of shareholders on May 4, 2010. At the meeting, the registrant’s shareholders took the following actions:
     (i) The shareholders elected six directors to serve as members of the registrant’s Board of Directors until the next annual meeting of shareholders. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
Christopher O’Donnell	4,030,109	610,103
K. Jeffrey Dahlberg	4,028,909	611,303
Wallace B. Doolin	4,029,709	610,503
Lisa A. Kro	4,028,776	611,436
Richard L. Monfort	4,029,509	610,703
Dean A. Riesen	4,029,409	610,803
     (ii) The shareholders ratified the appointment of Grant Thornton LLP as the registrant’s independent registered public accounting firm for fiscal 2010. There were 7,048,322 votes cast for the proposal; 71,791 votes were cast against the proposal; 386,818 votes abstained; and there were no broker non-votes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Famous Dave’s of America, Inc.
Date: May 6, 2010	By:	/s/ Diana G. Purcel
		Name:	Diana G. Purcel
		Title:	Chief Financial Officer and Secretary